UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 16, 2018

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6996	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Ave, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-4449

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders

On May 16, 2018, Escalade, Incorporated (the “Company”) held its Annual Meeting of Stockholders for which the Board of Directors solicited proxies. At the Annual Meeting, the stockholders voted on the election of directors, the appointment of the Company’s independent registered public accounting firm for the Company’s 2018 fiscal year, the approval, by non-binding vote of the compensation of named executive officers.

In the election of directors, as described in the Company’s proxy statement relating to the Annual Meeting, the six incumbent directors whose terms were expiring were nominated for reelection for a one-year term. The results of the voting in the election of directors are as follows:

	Number of Votes
Director Nominee	For	Withheld
Richard D. White	8,514,343	480,717
Edward E. Williams	8,772,977	222,083
Richard Baalmann, Jr.	8,883,292	111,768
David L. Fetherman	8,221,561	773,499
Patrick J. Griffin	8,103,861	891,199
Walter P. Glazer, Jr.	8,884,667	110,393

Therefore, Messrs. Richard D. White, Edward E. Williams, Richard Baalmann, Jr., David L. Fetherman, Patrick J. Griffin, and Walter P. Glazer, Jr. were elected to the Board. There were 4,831,289 broker non-votes with respect to the election of each of the nominees.

As to the appointment of the firm, BKD, LLP, to serve as the Company’s independent registered public accounting firm for the Company’s 2018 fiscal year, the Company’s stockholders ratified such appointment by a vote of 13,715,838 shares FOR, 57,546 shares AGAINST, and 52,965 shares ABSTAINED, with no broker non-votes. Therefore, the appointment of BKD, LLP was approved.

As to the approval, by non-binding vote, of the compensation of our named executive officers the Company’s stockholders ratified by a vote of 8,727,699 shares FOR, 209,305 shares AGAINST, and 58,056 shares ABSTAINED. There were 4,831,289 broker non-votes. Therefore the compensation for our named executive officers was approved, by non-binding vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date: May 17, 2018	ESCALADE, INCORPORATED

By: /s/ Stephen R. Wawrin

Vice President Finance, Chief Financial Officer and Secretary

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